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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        December 14, 1999


                       VECTREN CORPORATION
      (Exact name of registrant as specified in its charter)


           Indiana               333-90763         35-2086905
  (State of incorporation)(Commission File Number)(I.R.S. Employer
                                               Identification No.)

     20 N.W. Fourth Street                           47741
      Evansville, Indiana                          (Zip Code)
     (Address of principal
     executive offices)

Registrant's telephone number, including area code (317) 926-3351



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Item 5.  Other Events.

     On December 14, 1999, Indiana Energy, Inc., Dayton Power and Light Company, and Number-3CHK, Inc. signed an Asset Pursuant Agreement. Subsequently on December 16, 1999, Indiana Energy, Inc., and Merrill Lynch Capital Corporation executed a commitment letter pertaining to a 364-Day Revolving Credit Facility. Pursuant to General Instruction F to Form 8-K, the Asset Purchase Agreement and the Commitment Letter are incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
         Number Description
            2   Asset Purchase Agreement by and between Indiana
                Energy, Inc., Dayton Power and Light Company, and
                Number-3CHK dated December 14, 1999

          99.1 Commitment Letter between Indiana Energy, Inc. and Merrill Lynch Capital Corporation for a 364-Day
                Revolving Credit Facility dated December 16, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VECTREN CORPORATION

Dated: December 22, 1999



                                   By:   /s/ Niel C. Ellerbrook
                                        ___________________________
                                        Niel C. Ellerbrook
                                        President


                           EXHIBIT LIST

    Exhibit
         Number Description                                  Page
            2   Asset Purchase Agreement by and
                between Indiana Energy, Inc.,
                Dayton Power and Light Company,
                and Number-3CHK dated December 14,
                1999

          99.1  Commitment Letter between Indiana
                Energy, Inc. and Merrill Lynch
                Capital Corporation for a 364-Day
                Revolving Credit Facility dated
                December 16, 1999